UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2006
CONSOLIDATED GRAPHICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
On August 2, 2006, the Company announced its fiscal 2007 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1. The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.
The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s financial results for the first quarter ended June 30, 2006. A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page.
During today’s conference call, management’s discussion of the Company’s financial results may include references to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer. In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.
The Company defines EBITDA as our net income plus provision for income taxes, net interest expense, share-based compensation expense, goodwill impairment charges and depreciation and amortization expense. We define EBITDA margin as EBITDA divided by sales. The Company uses EBITDA and EBITDA margin both as a liquidity and performance measure when evaluating its business and operations. We believe EBITDA and EBITDA margin may be useful to an investor in evaluating our liquidity and/or operating performance because:
•	it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as interest, depreciation and amortization expenses and long-term non-cash share-based compensation expense, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•	it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt); asset base (primarily depreciation and amortization expense and goodwill impairment charges) and long-term non-cash share-based incentive plans from our operating results; and

•	it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.
EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, amortization and impairment of intangible assets, including goodwill, as well as long-term share-based compensation expense and the net loss from asset dispositions, which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal			Fiscal 2006				Fiscal 2007
($MM)	2004	2005	2006	Q1	Q2	Q3	Q4	Q1	LTM
Sales	708.1	779.0	879.0	209.9	221.0	226.2	221.9	238.4	907.5
Net Income	19.9	32.7	38.5	8.7	9.3	9.9	10.5	13.7	43.4
Income taxes	12.8	19.0	23.2	5.3	5.7	6.0	6.3	7.3	25.3
Interest expense, net	7.2	5.1	5.5	1.4	1.4	1.4	1.3	1.4	5.5
Depreciation and amortization	33.8	37.0	41.3	10.2	10.2	10.5	10.5	10.6	41.7
Share-based compensation expense	—	—	—	—	—	—	—	1.2	1.2
Net loss from asset dispositions*	2.0	5.1	4.3	0.3	1.7	2.1	0.2	0.3	4.3

EBITDA	75.7	98.9	112.9	25.9	28.3	29.9	28.7	34.5	121.4
EBITDA Margin	10.7%	12.7%	12.8%	12.3%	12.8%	13.2%	12.9%	14.5%	13.4%

*	Included in depreciation and amortization in the Consolidated Statements of Cash Flows
The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures for property and equipment, including capital expenditures which are directly financed and those accrued as a current liability, plus proceeds from asset dispositions. The Company considers Free Cash Flow to be an important indicator of our operating flexibility and is a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal			Fiscal 2006				Fiscal 2007
($MM)	2004	2005	2006	Q1	Q2	Q3	Q4	Q1	LTM
Net cash provided by operating activities	79.2	75.2	79.2	16.2	15.1	28.9	19.1	22.4	85.5
Capital expenditures*	19.8	28.8	32.9	3.9	9.1	4.2	15.6	8.4	37.3
Proceeds from asset dispositions	2.3	1.8	2.5	0.8	0.4	0.7	0.5	1.2	2.8

Free Cash Flow	61.7	48.2	48.9	13.1	6.4	25.4	4.0	15.2	51.0

*	Capital expenditures for property, plant and equipment, including capital expenditures which are directly financed and those accrued as a current liability

The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales. We define Adjusted Operating Income as Operating Income plus share-based compensation expense and amortization and impairment of intangible assets including goodwill. Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations. The Company believes this non-GAAP financial measure may help investors better understand our operating results by removing the impact of intangible asset amortization/impairment from the portion of our asset base resulting solely from our acquisition transactions and long-term non-cash share-based compensation expense pursuant to the Company’s long-term incentive plans.

	Fiscal			Fiscal 2006				Fiscal 2007
($MM)	2004	2005	2006	Q1	Q2	Q3	Q4	Q1	LTM
Sales	708.1	779.0	879.0	209.9	221.0	226.2	221.9	238.4	907.5
Operating income	39.9	56.8	67.2	15.4	16.4	17.3	18.0	22.4	74.2
Share-based compensation expense	—	—	—	—	—	—	—	1.2	1.2
Goodwill impairment /other intangible asset amortization	—	—	1.3	0.2	0.3	0.3	0.5	0.4	1.5

Adjusted Operating Income	39.9	56.8	68.5	15.6	16.7	17.6	18.5	24.1	76.9
Adjusted Operating Margin	5.6%	7.3%	7.8%	7.4%	7.6%	7.8%	8.3%	10.1%	8.5%
ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS
The following exhibit is filed herewith:

99.1	Press release of the Company dated August 2, 2006, related to the announcement of the Company’s fiscal 2007 first quarter results.

SIGNATURE
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (Registrant)
By:	G. Christopher Colville
G. Christopher Colville
Executive Vice President, Chief Financial and Accounting Officer And Secretary

Date: August 2, 2006

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of the Company dated August 2, 2006, related to the announcement of the Company’s fiscal 2007 first quarter results.